UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09891

                        Dreyfus Premier Opportunity Funds
                        - Dreyfus Premier Enterprise Fund
                    - Dreyfus Premier Financial Services Fund
               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including (212) 922-6000 area code:

Date of fiscal year end:  9/30

Date of reporting period: 9/30/03




(PAGE)



                                   FORM N-CSR

Item 1. Reports to Stockholders.

Comparison of change in value of $10,000 investment in Dreyfus Premier Enterprise Fund Class A shares,
Class B shares, Class C Shares and Class T Shares and the Russell 2000 Growth Index


      Dreyfus Premier
      Financial Services Fund

      ANNUAL REPORT September 30, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(SM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Proxy Results

                            22   Board Members Information

                            24   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                        Dreyfus Premier Financial Services Fund

LETTER FROM THE CHAIRMAN

This annual report for Dreyfus Premier Financial Services Fund (formerly, " Dreyfus Financial Services Fund") covers the 12-month period from October 1, 2002, through September 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steven A. Gavios and William B. Rubin.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter have been revised upward, and many economists expect further improvement in the third and fourth quarters. Rising economic expectations have driven many broad measures of stock market performance higher so far in 2003.

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. However, because the market sectors and individual stocks that perform best tend to change with the economy, we remain committed to the principles of professional management and diversification. As always, we encourage you to talk with your financial advisor who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2003




DISCUSSION OF FUND PERFORMANCE

Steven A. Gavios and William B. Rubin, Portfolio Managers

How did Dreyfus Premier Financial Services Fund perform relative to its benchmark?

For the 12-month period ended September 30, 2003, the fund produced a 26.51% total return.(1) In comparison, the fund' s benchmark, the Goldman Sachs Financial Services Index, produced a 24.94% total return for the same period.(2) In addition, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") produced a 24.37% total return for the same period.(3)

We attribute the fund's performance to a sustained market rally during the second half of the reporting period that benefited financial stocks more than many other market sectors. Returns from banks, mortgage finance companies, specialty finance companies and broker-dealers were particularly strong. The fund produced a higher return than its benchmark, the Goldman Sachs Financial Services Index, primarily because of the success of our stock selection strategy within the various subsectors that comprise the financial services sector. The fund's composition is not intended to coincide with the sector weightings of the S& P 500 Index. As such, our stock selection strategy generated outperformance for the fund over this reporting period as compared to that measure of the large-capitalization broader market segment.

On October 31, 2003, the fund will be adopting a multiclass share structure and its name will be changed to Dreyfus Premier Financial Services Fund.

What is the fund's investment approach?

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of companies in the financial services and financial services-related sectors. These companies may include, for example, commercial banks, thrifts, securities/brokerage firms, insurance companies, real estate-related companies, consumer and commercial finance companies and financial technology and processing companies.

When choosing stocks, the fund first analyzes the financial services sectors, focusing on key macroeconomic, demographic and market


                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

trends to determine which sectors are likely to fare best within a particular environment. Based on this analysis, the fund may overweight or underweight certain financial services sectors. Using fundamental analysis, the fund then seeks companies within these sectors that have strong growth prospects, consistent earnings growth, strong balance sheets and attractive returns on equity. The fund will look for companies with attractive valuations and the potential to achieve predictable, above-average earnings or revenue growth. The fund typically sells a stock when the reasons for buying it no longer apply, when it achieves our price objective, or when the company begins to show deteriorating fundamentals or poor relative performance.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was mired in weakness as 2002' s corporate scandals, rising geopolitical tensions and a persistently falling stock market constrained spending among businesses and consumers. Despite a brief market rally during the fourth quarter of 2002, stocks generally declined during the first half of the reporting period. However, financial services stocks fared relatively well as factors such as historically low mortgage rates and improving commercial loan quality supported many financial companies' earnings and valuations.

During the second half of the reporting period, the broad stock market rallied sharply when major combat operations in Iraq started to conclude and investors began to look forward to a stronger economy. As business conditions strengthened, investors rewarded banks for the improving credit quality of their loan portfolios, and investment firms benefited from greater trading and investment banking activity. At the same time, both mortgage and specialty finance companies continued to experience robust customer demand for loans in the low interest-rate environment.

We are pleased that our security selection strategy added value in this more constructive investment climate. The fund' s strong relative performance was driven by stocks such as First Niagara Financial Group, a community bank in New York, which saw its valuation rise as business conditions improved. Mortgage finance leader Countrywide Financial's stock price rose along with the volume of mortgage originations. Detracting somewhat from mortgage sector performance was Freddie Mac, which declined due to accounting problems and the removal of certain top managers. Credit card companies, such as Capital One Financial, also benefited from low interest rates and the improving credit quality of their consumer loans.


Finally, the fund's holdings of broker-dealers, such as E*Trade Financial Corp., saw their revenues and earnings rise as the stock market recovered and trading activity increased. While financial institutions that conduct business in several of these areas benefited from all of these trends, the fund's relatively light exposure to J. P. Morgan Chase & Co. and TCF Financial detracted from its relative performance.

However, returns from the insurance and real estate groups were mixed. Insurance stocks were unstable because of weakness later in the reporting period among property-and-casualty insurers that previously had performed well. The fund's insurance holdings produced modestly lower returns than the benchmark' s insurance component, as lagging returns from Hilb, Rogal & Hamilton and Protective Life offset positive contributions from other insurance holdings, including Max Re Capital.

What is the fund's current strategy?

We have maintained a conservative but constructive investment posture. We have continued to emphasize mortgage finance companies that, in our view, will benefit from their loan servicing businesses even as refinancing activity subsides. In the banking area, we have shifted our focus away from spread lenders and toward companies with larger capital-markets businesses. Similarly, we have added to the fund's positions in broker-dealers as their earnings outlooks improve in a stronger market environment. Finally, we have slightly reduced the fund's exposure to property-and-casualty insurers, taking profits after recent gains.

October 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: GOLDMAN SACHS & CO. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE GOLDMAN SACHS FINANCIAL SERVICES INDEX IS A MODIFIED CAPITALIZATION-WEIGHTED INDEX DESIGNED AS A BENCHMARK FOR U.S. TRADED SECURITIES. THE INDEX INCLUDES COMPANIES IN THE FOLLOWING CATEGORIES: BANKING SERVICES; COMMERCIAL AND CONSUMER FINANCIAL SERVICES; BROKERAGE FIRMS AND ASSET MANAGERS; INSURANCE COMPANIES; AND REAL ESTATE COMPANIES.

(3) SOURCE: LIPPER INC. -- REFLECTS MONTHLY REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Financial Services Fund and the Goldman Sachs Financial Services Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 9/30/03



                                                                   Inception                                         From
                                                                     Date                   1 Year                 Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                               12/28/01                 26.51%                  3.91%

((+))  SOURCE: GOLDMAN SACHS & CO.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS FINANCIAL SERVICES FUND ON 12/28/01 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE GOLDMAN SACHS FINANCIAL SERVICES INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/01 IS USED AS THE BEGINNING VALUE ON 12/28/01. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

ON OCTOBER 31, 2003, THE FUND WILL ADOPT A MULTICLASS SHARE STRUCTURE AND WILL CHANGE ITS NAME TO DREYFUS PREMIER FINANCIAL SERVICES FUND. EXISTING SHARES WILL BE REDESIGNATED AS CLASS A SHARES ON THAT DATE.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A MODIFIED CAPITALIZATION-WEIGHTED INDEX DESIGNED AS A BENCHMARK FOR U.S. TRADED SECURITIES. THE INDEX INCLUDES COMPANIES IN THE FOLLOWING CATEGORIES: BANKING SERVICES; COMMERCIAL AND CONSUMER FINANCIAL SERVICES; BROKERAGE FIRMS AND ASSET MANAGERS; INSURANCE COMPANIES; AND REAL ESTATE COMPANIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

September 30, 2003


COMMON STOCKS--99.9%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ACCIDENT & HEALTH INSURANCE--2.2%

AFLAC                                                                                               310                   10,013

Travelers Property Casualty, Cl. A                                                                1,390                   22,073

                                                                                                                          32,086

DIVERSIFIED FINANCIAL SERVICES--2.2%

American Express                                                                                    530                   23,882

Investors Financial Services                                                                        230                    7,222

                                                                                                                          31,104

E.D.P. SERVICES--.5%

E*TRADE Group                                                                                       730  (a)               6,760

FINANCE COMPANIES--13.6%

Benfield                                                                                          3,100  (a)              13,940

Capital One Financial                                                                               460                   26,238

CapitalSource                                                                                       500  (a)               8,750

Countrywide Financial                                                                               450                   35,226

Federal Home Loan Mortgage                                                                          410                   21,464

Federal National Mortgage Association                                                               600                   42,120

MBNA                                                                                              1,090                   24,852

National Financial Partners                                                                         100  (a)               2,700

Prudential Financial                                                                                320                   11,955

SLM                                                                                                 225                    8,766

                                                                                                                         196,011

FINANCIAL SERVICES--.4%

E-Loan                                                                                            1,600  (a)               5,808

INSURANCE BROKERS/SERVICES--2.9%

Arthur J. Gallagher & Co.                                                                           400                   11,312

Marsh & McLennan Cos.                                                                               410                   19,520

Willis Group Holdings                                                                               380                   11,685

                                                                                                                          42,517

INVESTMENT BANKERS/BROKERS--8.6%

Boston Private Financial Holdings                                                                   370                    8,717

Charles Schwab                                                                                      540                    6,431

Goldman Sachs Group                                                                                 340                   28,526

Lehman Brothers Holdings                                                                             70                    4,836

Merrill Lynch                                                                                       670                   35,865

Morgan Stanley                                                                                      780                   39,359

                                                                                                                         123,734

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT MANAGERS--.9%

Eaton Vance                                                                                          100                   3,348

Franklin Resources                                                                                    80                   3,537

Janus Capital Group                                                                                  400                   5,588

                                                                                                                          12,473

MAJOR BANKS--29.9%

American Capital Strategies                                                                          200                   4,972

Bank of America                                                                                      930                  72,577

Bank of Montreal                                                                                     110                   3,795

Bank of New York                                                                                     610                  17,757

Bank of Nova Scotia                                                                                  150                   6,998

BankAtlantic Bancorp, Cl. A                                                                          500                   7,125

Citigroup                                                                                          1,720                  78,277

Federated Investors, Cl. B                                                                           120                   3,324

FleetBoston Financial                                                                                590                  17,789

J.P. Morgan Chase & Co.                                                                              900                  30,897

KeyCorp                                                                                              160                   4,091

National City                                                                                        190                   5,597

Roslyn Bancorp                                                                                       540                  12,679

Royal Bank of Canada                                                                                 190                   8,339

Saxon Capital                                                                                       250  (a)               4,285

SouthTrust                                                                                          140                    4,115

UnionBanCal                                                                                          90                    4,464

U.S. Bancorp                                                                                      1,910                   45,821

Wachovia                                                                                            890                   36,659

Wells Fargo                                                                                       1,180                   60,770

                                                                                                                         430,331

MID-SIZED BANKS--5.2%

CVB Financial                                                                                       360                    6,840

Commerce Bancshares                                                                                  92                    4,025

Compass Bancshares                                                                                  100                    3,458

East West Bancorp                                                                                   100                    4,275

Fifth Third Bancorp                                                                                 160                    8,875

First Tennessee National                                                                            190                    8,067

Flagstar Bancorp                                                                                    350                    8,033

Synovus Financial                                                                                   660                   16,493


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
MID-SIZED BANKS (CONTINUED)

Texas Regional Bancshares, Cl. A                                                                    200                    6,758

Toronto-Dominion Bank                                                                               270                    7,641

                                                                                                                          74,465

MULTI-LINE INSURANCE--9.1%

Allstate                                                                                            210                    7,671

American International Group                                                                      1,370                   79,049

Axis Capital Holdings                                                                               750                   18,712

Hartford Financial Services Group                                                                   150                    7,894

Lincoln National                                                                                    110                    3,892

Loews                                                                                               110                    4,441

Max Re Capital                                                                                      570                    9,696

                                                                                                                         131,355

NON-U.S. BANKS--.3%

Canadian Imperial Bank of Commerce                                                                  100                    4,109

PROPERTY-CASUALTY INSURANCE--8.8%

Arch Capital Group                                                                                  310  (a)              10,233

Berkshire Hathaway, Cl. B                                                                            24  (a)              59,904

MetLife                                                                                             420                   11,781

Montpelier Re Holdings                                                                              450  (a)              13,567

Progressive                                                                                          70                    4,838

RenaissanceRe Holdings                                                                              330                   15,058

St. Paul Cos.                                                                                       320                   11,850

                                                                                                                         127,231

REAL ESTATE--.4%

American Financial Realty Trust                                                                     400                    5,640

REAL ESTATE INVESTMENT TRUSTS--3.6%

Equity Office Properties Trust                                                                      330                    9,085

General Growth Properties                                                                           110                    7,887

Mack-Cali Realty                                                                                    320                   12,544

Public Storage                                                                                      140                    5,492

Simon Property Group                                                                                320                   13,946

SL Green Realty                                                                                      90                    3,250

                                                                                                                          52,204

SAVINGS & LOAN ASSOCIATIONS--6.5%

BankUnited Financial, Cl. A                                                                         250  (a)               5,270

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SAVINGS & LOAN ASSOCIATIONS (CONTINUED)

Charter One Financial                                                                               300                    9,180

Golden West Financial                                                                                50                    4,476

GreenPoint Financial                                                                                170                    5,076

Harbor Florida Bancshares                                                                           130                    3,466

New York Community Bancorp                                                                          486                   15,314

Providian Financial                                                                                 490  (a)               5,777

Sovereign Bancorp                                                                                   970                   17,993

Washington Mutual                                                                                   400                   15,748

Webster Financial                                                                                   300                   11,964

                                                                                                                          94,264

SMALLER BANKS--4.0%

Banknorth Group                                                                                     120                    3,386

Commerce Bancorp                                                                                    190                    9,103

First Midwest Bancorp                                                                               130                    3,862

Greater Bay Bancorp                                                                                 320                    6,656

Hudson United Bancorp                                                                               110                    3,869

IndyMac Bancorp                                                                                     430                    9,963

North Fork Bancorporation                                                                           390                   13,553

Southwest Bancorporation of Texas                                                                   200                    7,302

                                                                                                                          57,694

SPECIALTY INSURERS--.8%

ACE                                                                                                 340                   11,247
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,343,575)                                                                99.9%               1,439,033

CASH AND RECEIVABLES (NET)                                                                           .1%                   1,018

NET ASSETS                                                                                        100.0%               1,440,051

(A)  NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,343,575    1,439,033

Cash                                                                      4,181

Receivable for investment securities sold                                28,539

Dividends and interest receivable                                         2,210

Prepaid expenses                                                          3,100

Due from The Dreyfus Corporation and affiliates                           8,741

                                                                      1,485,804

LIABILITIES ($):

Payable for investment securities purchased                              15,933

Payable for shares of Beneficial Interest redeemed                        1,209

Accrued expenses                                                         28,611

                                                                         45,753

NET ASSETS ($)                                                        1,440,051

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       1,353,053

Accumulated undistributed investment income--net                         12,203

Accumulated net realized gain (loss) on investments                    (20,663)

Accumulated net unrealized appreciation
  (depreciation) on investments                                          95,458

NET ASSETS ($)                                                        1,440,051

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                        108,131

NET ASSET VALUE, offering and redemption price per share ($)              13.32

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended September 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $46 foreign taxes withheld at source)            24,578

Interest                                                                   175

TOTAL INCOME                                                            24,753

EXPENSES:

Management fee--Note 3(a)                                                8,607

Registration fees                                                       34,796

Auditing fees                                                           23,473

Legal fees                                                              12,518

Shareholder servicing costs--Note 3(b)                                   6,427

Prospectus and shareholders' reports                                     2,999

Custodian fees--Note 3(b)                                                2,578

Miscellaneous                                                              471

TOTAL EXPENSES                                                          91,869

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                       (79,962)

NET EXPENSES                                                            11,907

INVESTMENT INCOME--NET                                                  12,846

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (13,342)

Net unrealized appreciation (depreciation) on investments              249,628

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 236,286

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   249,132

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                               ---------------------------------
                                                     2003                2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             12,846               5,383

Net realized gain (loss) on investments          (13,342)              (8,194)

Net unrealized appreciation (depreciation)
   on investments                                249,628             (154,170)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     249,132             (156,981)

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                            (5,096)                   --

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                     375,503            1,026,159

Dividends reinvested                                5,096                   --

Cost of shares redeemed                          (53,762)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              326,837             1,026,159

TOTAL INCREASE (DECREASE) IN NET ASSETS          570,873               869,178

NET ASSETS ($):

Beginning of Period                               869,178                   --

END OF PERIOD                                   1,440,051              869,178

Undistributed investment income--net               12,203                5,008

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                        29,718               82,212

Shares issued for dividends reinvested                455                   --

Shares redeemed                                   (4,254)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      25,919               82,212

(A)  FROM DECEMBER 28, 2001 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                      Year Ended September 30,
                                                     --------------------------
                                                         2003         2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    10.57         12.50

Investment Operations:

Investment income--net                                    .14(b)        .07(b)

Net realized and unrealized
   gain (loss) on investments                            2.67         (2.00)

Total from Investment Operations                         2.81         (1.93)

Distributions:

Dividends from investment income--net                    (.06)          --

Net asset value, end of period                          13.32         10.57

TOTAL RETURN (%)                                        26.51        (15.44)(c)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  1.11           .99(c)

Ratio of net investment income
   to average net assets                                 1.19           .55(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation        7.43          4.63(c)

Portfolio Turnover Rate                                 41.53         47.05(c)

Net Assets, end of period ($ x 1,000)                   1,440           869

(A) FROM DECEMBER 28, 2001 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.




SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Financial Services Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund' s investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

On July 17, 2003, the fund's Board of Trustees approved, effective October 31, 2003, changing the fund' s name from "Dreyfus Financial Services Fund" to
"Dreyfus   Premier   Financial   Services   Fund"  which  coincided  with  the
implementation of a multiple class structure for the fund. On October 31, 2003, existing shares will be classified as Class A shareholders and the fund will commence offering Class B, Class C, Class R and Class T shares.

As of September 30, 2003, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 80,435 shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $164 during the period ended September 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.


At September 30, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,203, accumulated capital losses $5,980 and unrealized appreciation $91,017. In addition, the fund had $10,199 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2003. If not applied, the carryover expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2003 and September 30, 2002, respectively, were as follows: ordinary income $5,096 and $0.

During the period ended September 30, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $555, increased net realized gain (loss) on investments by $620 and decreased paid-in capital by $65. Net assets were not affected by this reclassification.

NOTE 2--BANK LINES OF CREDIT:

The fund may borrow up to $250,000 for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2003, the fund did not borrow under either line of credit.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .80 of 1% of the value of the fund's average daily net assets and is payable

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

monthly. The Manager had undertaken from October 1, 2002 through October 30, 2003 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees and extraordinary expenses, exceed an annual rate of 1.30% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The Manager has currently undertaken from October 31, 2003 through September 30, 2004 that, if the fund's aggregate expenses, exclusive of certain expenses as shown above and interest on borrowings, Rule 12b-1 distribution plan fees and shareholder services plan fees, exceed an annual rate of 1.05% of the value of the fund' s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $79,962 during the period ended September 30, 2003.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2003, the fund was charged $2,690 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2003, the fund was charged $155 pursuant to the transfer agency agreement.


The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2003, the fund was charged $2,578 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act received an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2003, amounted to $801,562 and $457,920, respectively.

At September 30, 2003, the cost of investments for federal income tax purposes was $1,348,016; accordingly, accumulated net unrealized appreciation on investments was $91,017, consisting of $130,673 gross unrealized appreciation and $39,656 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES DREYFUS PREMIER FINANCIAL SERVICES FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Financial Services Fund (formerly Dreyfus Financial Services Fund) (one of the funds comprising Dreyfus Premier Opportunity Funds), as of September 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Financial Services Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 4, 2003



PROXY RESULTS (Unaudited)

The Dreyfus Premier Opportunity Funds (the "Company") held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:



                                                                                                      Shares
                                                                                 --------------------------------------------------

                                                                                  Votes For                  Authority Withheld
                                                                                 --------------------------------------------------

To elect additional Board members:

   David W. Burke                                                                 19,607,866                             366,013

   Whitney I. Gerard                                                              19,611,230                             362,648

   Arthur A. Hartman                                                              19,595,110                             378,768

   George L. Perry                                                                19,606,497                             367,381

Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as directors of the Company after the shareholder meeting.

                                                                                                             The Fund



BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (70)

BOARD MEMBER (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-October 2003)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

LUCY WILSON BENSON (76)

BOARD MEMBER (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairperson

* Council on Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson

* Atlantic Council of the U.S., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44


DAVID W. BURKE (67)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (68)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

ARTHUR A. HARTMAN (77)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
  Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

GEORGE L. PERRY (69)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE APRIL 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE APRIL 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE APRIL 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE JANUARY 2003.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 61 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 84 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director-Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                        FOR MORE INFORMATION

                        DREYFUS PREMIER
                        FINANCIAL SERVICES FUND

                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC's website at
http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  069AR0903


      Dreyfus Premier
      Enterprise Fund


      ANNUAL REPORT September 30, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(SM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Proxy Results

                            29   Board Members Information

                            31   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                               Dreyfus Premier  Enterprise Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This  annual  report  for  Dreyfus  Premier  Enterprise Fund covers the 12-month period from October 1, 2002, through September 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Robert Ammann, CFA, and Kevin Sonnett, CFA, of Founders Asset Management LLC, the fund' s sub-investment adviser.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter have been revised upward, and many economists expect further improvement in the third and fourth quarters. Rising economic expectations have driven many broad measures of stock market performance higher so far in 2003.

Investors who stayed the course throughout the bear market were more likely to have participated in the 2003 equity rally, reinforcing our longstanding belief in a long-term approach to equity investing. However, because the market sectors and individual stocks that perform best tend to change with the economy, we remain committed to the principles of professional management and diversification. As always, we encourage you to talk with your financial advisor who can help you adjust your strategies as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

October 15, 2003




DISCUSSION OF FUND PERFORMANCE

Robert Ammann, CFA, and Kevin Sonnett, CFA, Portfolio Manager

Founders Asset Management LLC, Sub-Investment Adviser

HOW DID DREYFUS PREMIER ENTERPRISE FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended September 30, 2003, the fund produced total returns of 49.57% for Class A shares, 48.43% for Class B shares, 48.52% for Class C shares and 49.22% for Class T shares.(1) In comparison, the fund's benchmark, the Russell 2000 Growth Index, produced a total return of 41.72%.(2) The fund's Lipper category, the Lipper Small Cap Growth Funds category, achieved an average total return of 34.04% for the reporting period.(3)

Small-cap stocks advanced strongly during the reporting period as investors turned to companies thought to be poised for earnings growth in an economic recovery. The fund' s performance relative to its benchmark and peer group average benefited from a market-wide bias toward smaller stocks; the micro-cap stocks on which the fund focuses generally produced higher returns than small-cap stocks with higher market values. In addition, our stock selection strategy contributed positively to the fund's relative performance.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of its assets in the stocks of micro-cap companies. Micro-caps typically are small (under $500 million market cap) and relatively unknown companies. The fund may also invest in companies with larger market capitalization, if the portfolio managers believe they represent better prospects for capital appreciation. Although the fund will normally invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. The fund may also invest in securities issued by exchange-traded investment companies, which are designed to provide investments corresponding to an equity index.

We seek investment opportunities in companies with fundamental strengths that indicate the potential for strong profit growth. We focus on individual stock selection, building the portfolio from the bottom up, searching one by one for companies that display one or more of the following characteristics: strong management team; competitive industry position; focused business plan; product or market opportunities; strong business prospects; and the ability to benefit from changes in technology, regulations or industry sector trends.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Although we emphasize the prospects of individual companies over economic and market trends, there is little doubt that a favorable economic and stock market environment helped drive the fund's absolute performance. When the reporting period began, the market appeared oversold to us as investors apparently reacted negatively to a weak economy and rising geopolitical tensions. After a failed attempt to rally in late 2002, strong gains for the stock market resumed in the spring of 2003 when it became clear that major combat in Iraq would conclude fairly quickly and investors turned their attention to an improving economic outlook. The gains were especially strong among the micro-cap stocks in which the fund primarily invests.

Throughout the reporting period, our efforts to identify businesses with strong profit-growth potential led us to a number of consumer discretionary, industrial and business service companies. As a result, the fund had above-average exposure in these areas over the reporting period. While these groups lagged the broader
index   in   aggregate,   our   holdings  delivered  above  benchmark  returns.
Below-average exposure to certain groups such as financials proved beneficial. However, the fund' s relatively light exposure to technology stocks and its relatively large cash position, which averaged approximately 12% during the reporting period, ranked among the greatest detractors from the fund' s performance.

Other sector allocations that boosted our relative performance included underweightings in materials, energy and utilities. On the other hand, sector allocations that detracted from our relative performance included overweight positions in industrials, consumer discretionary and consumer staples. And underweight positions in health care and telecom services also detracted from relative performance.

Our security selection strategy also aided in the fund's outperformance of its benchmark in most market sectors. For example, above-average gains in the technology group were fueled by OmniVision Technologies, a maker of image sensing semiconductors used in digital cameras and cellular camera phones. Similarly, Verint Systems, which makes analytical software, and Ixia, a provider of communication network testing equipment, drove returns. In the consumer discretionary group, sporting goods retailers Dick's Sporting Goods and Sports Authority were among the top contributors to performance. On the other hand, our stock selections in the health care group modestly underperformed the averages.

In addition to the tech and consumer discretionary sectors, stock performance in financials, industrials and consumer staples contributed positively to our return versus the benchmark. However, our stocks in the telecom services, materials and energy sectors performed worse than those in the benchmark's sectors.


Rounding out the top positive contributors to the fund's performance were Red Robin Gourmet Burgers, Portfolio Recovery Associates, Commerical Capital Bancorp, ICON and Inet Technologies.

Conversely, a few stocks had a large negative impact during the reporting period. Endocare, a medical device company, lost significant value following the revelation that the company may have used aggressive accounting practices in the past. Practiceworks Inc., a provider of practice management software for dentists, fell significantly short of third and fourth quarter expectations last year. Tropical Sportswear International, an apparel manufacturer, declined during the reporting period as it became clear that revenues and gross margins were much weaker than expected.

The other most significant detractors from fund performance were Tier Technologies (B shares) , Array BioPharma, Metron Technology, Kirkland' s, Conceptus, Ameristar Casinos and Salix Pharmaceuticals.

WHAT IS THE FUND'S CURRENT STRATEGY?

We have continued to focus on stock selection and building the portfolio from the bottom up. Our research team meets with more than 1,000 companies each year in our quest to identify those companies with strong long-term profit potential. In keeping with that discipline, we have found a number of companies that we believe should benefit from continued improvement in the economy. As a result, as of the end of September, the fund had greater exposure than its benchmark to the consumer discretionary and industrials groups, roughly equivalent exposure to the technology group and relatively light holdings in the health care and financials sectors.

October 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   Since the fund's inception, a significant portion of the fund's performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund's asset base grows. Moreover, during the period, the fund's small asset size was a material factor in achieving returns, and there can be no guarantee how performance may be affected as the fund's asset size grows.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Enterprise Fund Class A shares, Class B shares, Class C shares and Class T shares and the Russell 2000 Growth Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

SINCE THE FUND'S INCEPTION, A SIGNIFICANT PORTION OF THE FUND'S PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE. CURRENTLY, THE FUND IS RELATIVELY SMALL IN ASSET SIZE. IPOS TEND TO HAVE A REDUCED EFFECT ON PERFORMANCE AS A FUND'S ASSET BASE GROWS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C AND CLASS T SHARES OF DREYFUS PREMIER ENTERPRISE FUND ON 11/27/00 (INCEPTION
DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 GROWTH INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/00 IS USED AS THE BEGINNING VALUE ON 11/27/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

ON FEBRUARY 1, 2003, DREYFUS PREMIER MICRO-CAP GROWTH FUND WAS RENAMED DREYFUS PREMIER ENTERPRISE FUND. EFFECTIVE APRIL 1, 2003, THE FUND'S INVESTMENT POLICY TO INVEST AT LEAST 80% OF ITS ASSETS IN THE STOCKS OF MICRO-CAP COMPANIES WAS MODIFIED, SO AS OF THAT DATE, THE FUND UNDER NORMAL CIRCUMSTANCES, WILL INVEST AT LEAST 65% OF ITS ASSETS IN THE STOCKS OF MICRO-CAP COMPANIES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 9/30/03


                                                                Inception                                                From
                                                                  Date                       1 Year                    Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                               11/27/00                     40.97%                     10.43%

WITHOUT SALES CHARGE                                            11/27/00                     49.57%                     12.75%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                         11/27/00                     44.43%                     11.03%
WITHOUT REDEMPTION                                              11/27/00                     48.43%                     11.90%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                      11/27/00                     47.52%                     11.92%

WITHOUT REDEMPTION                                              11/27/00                     48.52%                     11.92%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                             11/27/00                     42.46%                     10.64%

WITHOUT SALES CHARGE                                            11/27/00                     49.22%                     12.45%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS
September 30, 2003

STATEMENT OF INVESTMENTS

COMMON STOCKS--96.2%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--4.2%

KVH Industries                                                                                   16,000  (a)             403,360

MTC Technologies                                                                                 26,000  (a)             603,200

ManTech International, Cl. A                                                                     57,423  (a)           1,428,684

SI International                                                                                 91,850                1,497,155

                                                                                                                       3,932,399

BROADCASTING--2.2%

Beasley Broadcast, Cl. A                                                                         43,775  (a)             604,971

Regent Communications                                                                           116,675  (a)             711,717

Saga Communications, Cl. A                                                                       38,750  (a)             749,813

                                                                                                                       2,066,501

COMMERCIAL SERVICES--8.9%

Advisory Board                                                                                   22,134  (a)           1,005,990

Bright Horizons Family Solutions                                                                 17,794  (a)             710,870

MasTec                                                                                          147,775  (a)           1,433,418

Mobile Mini                                                                                      89,425  (a)           1,725,008

Navigant International                                                                           75,341  (a)           1,055,527

Pegasus Solutions                                                                                49,534  (a)             685,055

Portfolio Recovery Associates                                                                    27,200                  691,424

StarTek                                                                                          32,050                1,025,600

                                                                                                                       8,332,892

COMMUNICATIONS EQUIPMENT--1.3%

Ditech Communications                                                                           136,325  (a)           1,196,934

COMPUTER SOFTWARE/SERVICES--9.8%

Digimarc                                                                                         84,125  (a)           1,237,479

Embarcadero Technologies                                                                        161,600  (a)           1,622,464

Inet Technologies                                                                               130,850  (a)           1,693,199

Ixia                                                                                            155,025  (a)           1,677,215

MapInfo                                                                                          58,500  (a)             561,015

Quality Systems                                                                                  27,900  (a)           1,121,580

SafeNet                                                                                          16,500  (a)             596,145

Verint Systems                                                                                   32,750  (a)             700,850

                                                                                                                       9,209,947

COMPUTER STORAGE & PERIPHERALS--.6%

Overland Storage                                                                                 38,750  (a)             571,562

ELECTRONICS--6.9%

BEI Technologies                                                                                 55,825                  870,870

Computer Access Technology                                                                      152,225  (a)             642,390


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONICS (CONTINUED)

Digital Theater Systems                                                                          10,300                  293,354

Intermagnetics General                                                                           52,050  (a)           1,163,838

InterVideo                                                                                       59,800                1,282,710

RadiSys                                                                                          38,375  (a)             692,285

ScanSource                                                                                       28,200  (a)           1,030,428

Sonic Solutions                                                                                  35,575  (a)             495,560

                                                                                                                       6,471,435

ENVIRONMENTAL SERVICES--1.7%

Casella Waste Systems                                                                           129,525  (a)           1,608,701

FINANCE--4.4%

ASTA Funding                                                                                     18,125                  471,051

Allegiant Bancorp                                                                                37,250                  752,450

Commercial Capital Bancorp                                                                      102,375                1,600,121

Infinity Property & Casualty                                                                     29,576                  831,381

Metris Cos.                                                                                     118,100                  486,572

                                                                                                                       4,141,575

FOOD DISTRIBUTORS--2.8%

Central European Distribution                                                                    71,175  (a)           1,946,636

Peet's Coffee & Tea                                                                              32,088  (a)             627,320

                                                                                                                       2,573,956

FOOTWEAR--1.2%

K-Swiss                                                                                          21,550                  775,585

Steven Madden                                                                                    20,025  (a)             379,874

                                                                                                                       1,155,459

GAMING--3.6%

Multimedia Games                                                                                 54,125  (a)           1,969,609

Shuffle Master                                                                                   52,354  (a)           1,422,981

                                                                                                                       3,392,590

HEALTH CARE--10.0%

AMERIGROUP                                                                                       25,800  (a)           1,151,454

Advanced Neuromodulation Systems                                                                  9,450  (a)             377,055

American Medical Systems Holdings                                                                41,525  (a)             901,093

Hologic                                                                                          42,184  (a)             574,968

ICON, ADR                                                                                        50,075  (a)           1,896,841

Immucor                                                                                          43,475  (a)           1,171,651

Merit Medical Systems                                                                            67,834  (a)           1,499,131

Odyssey Healthcare                                                                               20,380  (a)             607,732

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Schick Technologies                                                                              75,475  (a)             615,121

VistaCare, Cl. A                                                                                 18,400                  575,920

                                                                                                                       9,370,966

INDUSTRIAL MACHINERY--2.2%

Actuant, Cl. A                                                                                   14,825  (a)             832,424

ESCO Technologies                                                                                13,300  (a)             602,091

Tennant                                                                                          16,400                  604,176

                                                                                                                       2,038,691

INFORMATION TECHNOLOGY CONSULTING & SERVICES--5.1%

CIBER                                                                                           137,393  (a)           1,044,187

Covansys                                                                                        178,825  (a)           1,087,256

Digitas                                                                                         260,250  (a)           1,889,415

RADVision                                                                                        91,500  (a)             759,450

                                                                                                                       4,780,308

OIL & GAS EQUIPMENT & SERVICES--1.8%

Gulf Island Fabrication                                                                          36,550  (a)             549,712

GulfMark Offshore                                                                                44,400  (a)             623,820

W-H Energy Services                                                                              26,550  (a)             472,590

                                                                                                                       1,646,122

OIL & GAS EXPLORATION & PRODUCTION--.9%

Brigham Exploration                                                                              77,050  (a)             523,940

Quicksilver Resources                                                                            11,575  (a)             282,777

                                                                                                                         806,717

PHARMACEUTICALS--2.7%

Bentley Pharmaceuticals                                                                          62,350  (a)           1,013,188

Impax Laboratories                                                                               74,800  (a)             935,748

Inspire Pharmaceuticals                                                                          30,950  (a)             532,340

                                                                                                                       2,481,276

RESTAURANTS--2.2%

Chicago Pizza & Brewery                                                                          31,575  (a)             371,006

Red Robin Gourmet Burgers                                                                        66,530  (a)           1,693,854

                                                                                                                       2,064,860


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL--10.9%

Aaron Rents                                                                                      29,062                  608,849

Cache                                                                                            57,500  (a)           1,173,000

Cost Plus                                                                                        14,175  (a)             523,341

Dick's Sporting Goods                                                                            15,765                  588,665

Guitar Center                                                                                    40,740  (a)           1,310,198

Hancock Fabrics                                                                                  41,900                  661,182

Haverty Furniture                                                                                48,675                  889,779

Hibbett Sporting Goods                                                                           42,850  (a)           1,024,972

Hooker Furniture                                                                                 25,400                  888,238

Sports Authority                                                                                 24,504  (a)             770,896

Stanley Furniture                                                                                40,200                1,226,502

Trex                                                                                             15,475  (a)             480,499

                                                                                                                      10,146,121

SEMICONDUCTORS--7.4%

August Technology                                                                                35,000  (a)             498,400

Brooks Automation                                                                                34,575  (a)             722,618

Catalyst Semiconductor                                                                          264,975  (a)           1,430,865

Integrated Silicon Solution                                                                     137,325  (a)           1,366,384

Mykrolis                                                                                         94,550  (a)           1,147,837

OmniVision Technologies                                                                           8,185  (a)             345,734

Pericom Semiconductor                                                                           142,969  (a)           1,429,690

                                                                                                                       6,941,528

TRANSPORTATION--5.4%

Knight Transportation                                                                            12,455  (a)             312,247

Marten Transport                                                                                 82,775  (a)           2,160,427

Old Dominion Freight Line                                                                        20,287  (a)             590,149

P.A.M. Transportation Services                                                                   59,100  (a)           1,212,732

SCS Transportation                                                                               27,000  (a)             407,700

UTI Worldwide                                                                                    11,575                  353,385

                                                                                                                       5,036,640

TOTAL COMMON STOCKS

   (cost $67,797,410)                                                                                                 89,967,180

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                              Principal
SHORT-TERM INVESTMENTS--4.9%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Ciesco L.P.,

  1.10%, 10/1/2003


   (cost $4,577,000)                                                                          4,577,000                4,577,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $72,374,410)                                                             101.1%               94,544,180

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.1%)              (1,028,796)

NET ASSETS                                                                                       100.0%               93,515,384

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  72,374,410  94,544,180

Cash                                                                    222,965

Receivable for shares of Beneficial Interest subscribed                 518,034

Receivable for investment securities sold                               218,753

Dividends receivable                                                      8,880

Prepaid expenses                                                         22,847

                                                                     95,535,659
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           222,415

Payable for investment securities purchased                           1,391,409

Payable for shares of Beneficial Interest redeemed                      340,508

Accrued expenses                                                         65,943

                                                                      2,020,275
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       93,515,384
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      74,021,916

Accumulated net realized gain (loss) on investments                 (2,676,302)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      22,169,770
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       93,515,384


NET ASSET VALUE PER SHARE

                                                            Class A               Class B                Class C           Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            43,247,249            23,970,163             25,502,760           795,212

Shares Outstanding                                         2,483,623             1,406,800              1,495,963            46,027
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                  17.41                 17.04                  17.05             17.28

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended September 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest income                                                         86,993

Cash dividends                                                          57,793

TOTAL INCOME                                                           144,786

EXPENSES:

Investment advisory fee--Note 3(a):

Basic Fee                                                              777,760

Performance adjustment                                                 497,766

Shareholder servicing costs--Note 3(c)                                 313,884

Distribution fees--Note 3(b)                                           266,540

Prospectus and shareholders' reports                                    50,487

Registration fees                                                       50,251

Auditing fees                                                           35,908

Legal fees                                                              34,836

Custodian fees--Note 3(c)                                               17,725

Trustees' fees and expenses--Note 3(d)                                   2,171

Miscellaneous                                                           11,047

TOTAL EXPENSES                                                       2,058,375

INVESTMENT (LOSS)--NET                                             (1,913,589)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,570,319

Net unrealized appreciation (depreciation) on investments           25,822,315

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              28,392,634

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                26,479,045

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended September 30,
                                              ----------------------------------

                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                         (1,913,589)          (1,560,877)

Net realized gain (loss) on investments         2,570,319           (4,691,170)

Net unrealized appreciation (depreciation)
   on investments                              25,822,315           (2,217,423)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   26,479,045           (8,469,470)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --            (128,827)

Class B shares                                         --            (104,900)

Class C shares                                         --            (104,968)

Class R shares                                         --              (3,721)

TOTAL DIVIDENDS                                        --            (342,416)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 24,992,140          49,704,515

Class B shares                                  7,215,491          15,291,864

Class C shares                                  6,876,597          10,408,431

Class T shares                                    269,961             233,153

Dividends reinvested:

Class A shares                                         --              95,517

Class B shares                                         --              69,235

Class C shares                                         --              74,232

Class T shares                                         --               3,701

Cost of shares redeemed:

Class A shares                               (13,067,323)         (36,094,458)

Class B shares                                (5,386,317)          (7,974,051)

Class C shares                                (4,302,719)          (1,999,475)

Class T shares                                  (151,124)            (120,269)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           16,446,706           29,692,395

TOTAL INCREASE (DECREASE) IN NET ASSETS       42,925,751           20,880,509
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            50,589,633           29,709,124

END OF PERIOD                                  93,515,384           50,589,633

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                    Year Ended September 30,
                                                --------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     1,806,383           3,465,308

Shares issued for dividends reinvested                 --               7,013

Shares redeemed                                 (997,728)          (2,700,251)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     808,655              772,070
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       506,429            1,076,350

Shares issued for dividends reinvested                 --               5,121

Shares redeemed                                 (419,653)            (595,536)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      86,776              485,935
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       464,768              732,959

Shares issued for dividends reinvested                 --               5,491

Shares redeemed                                 (318,314)            (153,290)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     146,454              585,160
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        16,579               15,976

Shares issued for dividends reinvested                 --                  273

Shares redeemed                                    (9,297)              (8,662)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       7,282                7,587

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                                 Year Ended September 30,
                                                                                       --------------------------------------------
CLASS A SHARES                                                                            2003             2002           2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                     11.64            11.78           12.50

Investment Operations:

Investment (loss)--net(b)                                                                 (.36)            (.35)          (.15)

Net realized and unrealized
   gain (loss) on investments                                                             6.13              .34           (.57)

Total from Investment Operations                                                          5.77             (.01)          (.72)

Distributions:

Dividends from net realized
   gain on investments                                                                      --             (.13)           --

Net asset value, end of period                                                           17.41            11.64          11.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                      49.57             (.26)        (5.76)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   2.87             2.80          1.80(d)

Ratio of net investment (loss)
   to average net assets                                                                 (2.64)           (2.52)        (1.12)(d)

Portfolio Turnover Rate                                                                 164.61           191.85         188.42(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                   43,247           19,496          10,636

(A) FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                  Year Ended September 30,
                                                                                        --------------------------------------------
CLASS B SHARES                                                                            2003             2002           2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                     11.48            11.70            12.50

Investment Operations:

Investment (loss)--net(b)                                                                 (.46)            (.45)          (.23)

Net realized and unrealized
   gain (loss) on investments                                                             6.02              .36           (.57)

Total from Investment Operations                                                          5.56             (.09)          (.80)

Distributions:

Dividends from net realized
   gain on investments                                                                      --             (.13)            --

Net asset value, end of period                                                           17.04            11.48          11.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                      48.43             (.95)         (6.40)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   3.65             3.57           2.44(d)

Ratio of net investment (loss)
   to average net assets                                                                 (3.42)           (3.29)         (1.76)(d)

Portfolio Turnover Rate                                                                 164.61           191.85          188.42(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                   23,970           15,152          9,762

(A) FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                  Year Ended September 30,
                                                                                  -------------------------------------------------
CLASS C SHARES                                                                            2003             2002           2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                     11.48            11.70            12.50

Investment Operations:

Investment (loss)--net(b)                                                                 (.45)            (.45)           (.22)

Net realized and unrealized
   gain (loss) on investments                                                             6.02              .36            (.58)

Total from Investment Operations                                                          5.57             (.09)           (.80)

Distributions:

Dividends from net realized
   gain on investments                                                                      --             (.13)             --

Net asset value, end of period                                                           17.05            11.48           11.70
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                                                      48.52             (.95)          (6.40)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   3.62             3.56            2.42(d)

Ratio of net investment (loss)
   to average net assets                                                                 (3.39)           (3.28)         (1.74)(d)

Portfolio Turnover Rate                                                                 164.61           191.85          188.42(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                   25,503           15,493           8,945

(A) FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                     Year Ended September 30,
                                                                                       ---------------------------------------------
CLASS T SHARES                                                                            2003             2002            2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                     11.58            11.75            12.50

Investment Operations:

Investment (loss)--net(b)                                                                 (.40)            (.38)            (.18)

Net realized and unrealized
   gain (loss) on investments                                                             6.10              .34             (.57)

Total from Investment Operations                                                          5.70             (.04)            (.75)

Distributions:

Dividends from net realized
   gain on investments                                                                      --             (.13)              --

Net asset value, end of period                                                           17.28            11.58           11.75
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                                                      49.22             (.52)          (6.00)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   3.14             3.06            2.06(d)

Ratio of net investment (loss)
   to average net assets                                                                 (2.91)           (2.76)          (1.38)(d)

Portfolio Turnover Rate                                                                 164.61           191.85          188.42(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                      795              449            366

(A) FROM NOVEMBER 27, 2000 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Enterprise Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the fund's sub-investment adviser. Founders is a 90% owned subsidiary of Mellon.

On January 23, 2003, the fund's Board of Trustees approved, effective February 1, 2003, a change of the fund's name from "Dreyfus Premier Micro-Cap Growth Fund" to "Dreyfus Premier Enterprise Fund".

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,474 during the period ended September 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At  September  30,  2003,  the components of accumulated earnings on a tax basis
were   as   follows:   accumulated  capital  losses  $1,589,778  and  unrealized
appreciation $21,083,246.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2003. If not applied, $260,117 of the carryover expires in fiscal 2010 and $1,329,661 expires in fiscal 2011.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2003 and September 30, 2002, respectively, were as follows: ordinary income $0 and $342,416.

During the period ended September 30, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,913,589 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2003, the fund did not borrow under the line of credit.

NOTE 3--INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly. Beginning December 1, 2001, it may vary from .45% to 2.05% of the value of the fund's average daily net assets, depending on the fund's performance compared to the Russell 2000 Growth Index and is payable monthly. During the period ended September 30, 2003, the total annual management fee rate, including the performance adjustment was 2.05% of the fund's average daily net assets.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus, at the annual rate of ..50 of 1% of the value of the fund's average daily net assets. Effective December 1, 2001, Dreyfus has agreed to pay Founders an amount equal to one-half of the annual investment advisory fee that Dreyfus receives from the fund.


During the period ended September 30, 2003, the Distributor retained $25,257 and $994 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $80,887 and $3,367 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2003, Class B, Class C and Class T shares were charged $128,794, $136,391 and $1,355, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2003, Class A, Class B, Class C and Class T shares were charged $65,802, $42,931, $45,464 and $1,355, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2003, the fund was charged $61,350 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2003, the fund was charged $17,725 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who was not an "affiliated person" as defined in the Act received an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2003, amounted to $107,192,595 and $92,035,782, respectively.

At September 30, 2003, the cost of investments for federal income tax purposes was $73,460,934; accordingly, accumulated net unrealized appreciation on investments was $21,083,246 consisting of $22,810,631 gross unrealized appreciation and $1,727,385 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier Enterprise Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Enterprise Fund (one of the funds comprising Dreyfus Premier Opportunity Funds) as of September 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Enterprise Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 4, 2003

                                                             The Fund


PROXY RESULTS (Unaudited)

The Dreyfus Premier Opportunity Funds (the "Company") held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                          Shares
                                           -------------------------------------
                                               Votes For    Authority Withheld
                                           -------------------------------------

To elect additional Board members:

   David W. Burke                             19,607,866               366,013

   Whitney I. Gerard                          19,611,230               362,648

   Arthur A. Hartman                          19,595,110               378,768

   George L. Perry                            19,606,497               367,381

Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as directors of the Company after the shareholder meeting.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (70)

BOARD MEMBER (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

   * President of Alexander & Associates, Inc., a management consulting firm
                            (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-October 2003)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

LUCY WILSON BENSON (76)

BOARD MEMBER (2000)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairperson

* Council on Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson

* Atlantic Council of the U.S., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

DAVID W. BURKE (67)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (68)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

ARTHUR A. HARTMAN (77)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
  Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

GEORGE L. PERRY (69)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE APRIL 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE APRIL 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE APRIL 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE JANUARY 2003.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 61 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 84 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director-Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 104 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


                      FOR MORE INFORMATION

                        DREYFUS PREMIER ENTERPRISE FUND
                        200 Park Avenue
                        New York, NY 10166

                      INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      SUB-INVESTMENT ADVISER

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                      CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      TRANSFER AGENT & DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  534AR0903



Comparison of change in value of $10,000 investment in Dreyfus Premier Financial Services Fund and the Goldman Sachs Financial Services Index

EXHIBIT A:


                  Dreyfus
                  Premier
                 Financial     Goldman Sachs
    PERIOD        Services   Financial Services
                    Fund          Index *

   12/28/01       10,000          10,000
    3/31/02       10,464          10,457
    6/30/02        9,784           9,874
    9/30/02        8,456           8,452
   12/31/02        9,001           8,969
    3/31/03        8,542           8,585
    6/30/03       10,135          10,098
    9/30/03       10,698          10,558

* Source: Goldman Sachs & Co.


Comparison of change in value of $10,000 investment in Dreyfus Premier Enterprise Fund Class A shares,
Class B shares, Class C Shares and Class T Shares and the Russell 2000 Growth Index

EXHIBIT A:

              Dreyfus       Dreyfus      Dreyfus      Dreyfus
              Premier       Premier      Premier      Premier
             Enterprise    Enterprise   Enterprise   Enterprise    Russell
               Fund          Fund         Fund         Fund        2000
  PERIOD     (Class A      (Class B      (Class C    (Class T      Growth
              shares)       shares)      shares)      shares)      Index *

 11/27/00      9,427         10,000       10,000        9,549      10,000
  9/30/01      8,884         9,360         9,360        8,976       7,635
  9/30/02      8,861         9,271         9,271        8,930       6,248
  9/30/03      13,253        13,461       13,769       13,325       8,855


* Source: Lipper Inc.

Item 2. Code of Ethics.

      The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

      The Registrant's Board has determined that Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.  Principal Accountant Fees and Services.

        Not applicable.

Item 5.  Audit Committee of Listed Registrants.

        Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Opportunity Funds
- Dreyfus Premier Enterprise Fund
- Dreyfus Premier Financial Services Fund

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  November 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  November 21, 2003

By:   /S/JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  November 21, 2003

                                  EXHIBIT INDEX

      (a)(1) Code of ethics referred to in Item 2.

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a- 2(b) under the Investment Company Act of 1940. (EX-99.906CERT)